Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact Info:
Marshall Witt, CFO
SYNNEX Corporation
Telephone: (510) 668-3837
marshallwitt@synnex.com

SYNNEX Corporation Reports Fiscal 2015 Second Quarter Results
Record Second Quarter Operating Profit and Margin

Fremont, Calif., - June 25, 2015 - SYNNEX Corporation (NYSE: SNX), a leading business process services company, today announced financial results for the fiscal second quarter ended May 31, 2015.

	Q2 FY15	Q2 FY14	Net change
Revenue ($M)	$3,254	$3,454	-5.8%
Operating income ($M)	$89.4	$68.1	31.3%
Non-GAAP operating income ($M)(1)	$104.9	$99.0	5.9%
Operating margin	2.75%	1.97%	78 bps
Non-GAAP operating margin(1)	3.22%	2.87%	35 bps
Net income attributable to SYNNEX Corporation ($M)	$51.9	$39.6	31.2%
Non-GAAP net income attributable to SYNNEX Corporation ($M)(1)	$61.7	$59.5	3.7%
Diluted EPS	$1.30	$1.00	30.0%
Non-GAAP Diluted EPS(1)	$1.55	$1.50	3.3%
(1) Non-GAAP financial measures exclude the impact of acquisition and other integration expenses and the amortization of intangible assets. A reconciliation of GAAP to Non-GAAP financial information is presented in the supplementary information section at the end of this press release.

“I am pleased to report a record operating profit and margin for our second quarter," stated Kevin Murai, President and Chief Executive Officer. “Technology Solutions earnings and operating margin improved and the investments made in Concentrix resulted in revenue and operating margin exceeding our expectations.”

Fiscal 2015 Second Quarter Highlights:

•
Technology Solutions: Revenue was $2.9 billion, down 7.82% from the prior fiscal year quarter. Adjusting for the translation effect of foreign currencies, the Technology Solutions business decreased by 5.1%. Technology Solutions income before non-operating items, income taxes and noncontrolling interest was $80.2 million, or 2.75% of segment revenue, compared to $70.1 million, or 2.22% of segment revenue, in the fiscal second quarter of 2014.

•
Concentrix: Revenue was $341.8 million, up from $293.5 million in the prior fiscal year quarter, an increase of 16.5%. Adjusting for the translation effect of foreign currencies, the Concentrix business grew 24.6%. Income before non-operating items, income taxes and noncontrolling interest was $9.0 million, or 2.64% of Concentrix revenue, compared to a loss of $2.2 million in the prior fiscal year quarter. Non-GAAP income before non-operating items, income taxes and noncontrolling interest was $23.9 million, or 6.98% of segment revenue, for fiscal second quarter of 2015, compared to $27.8 million, or 9.48% of segment revenue, in the second fiscal quarter of 2014.

•
The trailing fiscal four quarter ROIC was 8.6% compared to 8.5% in the prior year fiscal second quarter. Excluding the impact of acquisition and integration expenses and amortization of intangibles, the trailing fiscal second quarter ROIC was 10.3%.

•	The debt to capitalization ratio was 30%, down from 38% in the prior fiscal year quarter.

•	Depreciation and amortization were $11.1 million and $13.5 million, respectively.

•	Cash flows from operations were approximately $127 million, compared to $165 million used in operations in the second fiscal quarter of 2014.

Fiscal 2015 Third Quarter Outlook and Dividend Announcement:
The following statements are based on SYNNEX’s current expectations for the fiscal 2015 third quarter and the non-GAAP financial measures do not include acquisition and other integration expenses and amortization of intangibles. These statements are forward-looking and actual results may differ materially.

•	Revenue is expected to be in the range of $3.30 billion to $3.40 billion.

•	Non-GAAP net income is expected to be in the range of $56.1 million to $58.1 million.

•
Non-GAAP diluted earnings per share are expected to be in the range of $1.40 to $1.45, which includes a pre-tax cost of $3 million associated with the withdrawal from a multi-employer pension plan in Japan.

•	After-tax amortization of intangibles is expected to be $8.6 million, or $0.21 per share.

•	We anticipate a negative currency impact on revenue of approximately $120 million.

•
SYNNEX announced today that its Board of Directors has declared a quarterly cash dividend of $0.125 per common share. The dividend will be payable on July 31, 2015 to the stockholders of record as of the close of business on July 17, 2015.

Conference Call and Webcast
SYNNEX will be discussing its financial results and outlook on a conference call today at 2:00 p.m. (PT). A webcast of the call will be available at http://ir.synnex.com. The conference call will also be available via telephone by dialing (888) 469-3219 in North America or (630) 395-0205 outside North America. The passcode code for the call is “SNX.” A replay of the webcast will be available at http://ir.synnex.com approximately two hours after the conference call has concluded.

About SYNNEX
SYNNEX Corporation (NYSE: SNX), a Fortune 500 corporation, is a leading business process services company, optimizing supply chains and providing outsourced services focused on customer relationship management. SYNNEX distributes a broad range of information technology systems and products, and also provides systems design and integration solutions.  The Concentrix segment offers a portfolio of strategic solutions and end-to-end business services around customer engagement strategy, process optimization, technology innovation, front and back-office automation and business transformation to clients in ten identified industry verticals. Founded in 1980, SYNNEX operates in 25 countries around the world. Additional information about SYNNEX may be found online at www.synnex.com.

Use of Non-GAAP Financial Information
To supplement the financial results presented in accordance with GAAP, SYNNEX uses non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share, which are non-GAAP financial measures that exclude the amortization of intangible assets and acquisition and integration related expenses. These non-GAAP measures provide investors with an additional tool to evaluate operating results. Because these non-GAAP measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.
SYNNEX management uses the non-GAAP financial measures internally to understand, manage and evaluate the business. SYNNEX management believes it is useful for the company and investors to review, as applicable, both GAAP information and the non-GAAP measures in order to assess the performance of SYNNEX’ continuing businesses and for planning and forecasting in future periods. These non-GAAP measures are intended to provide investors with an understanding of SYNNEX’ operational results and trends that more readily enable investors to analyze SYNNEX' base financial and operating performance and to facilitate period-to-period comparisons and analysis of operational trends. The management of SYNNEX believes the non-GAAP financial measures are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. A reconciliation of SYNNEX’ non-GAAP financial information to GAAP is set forth in the supplemental information table at the end of this press release.

Safe Harbor Statement
Statements in this press release regarding SYNNEX Corporation, which are not historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may be identified by terms such as believe, foresee, expect, may, will, provide, could and should and the negative of these terms or other similar expressions. These statements, including statements regarding SYNNEX’ expectations and outlook for the fiscal 2015 third quarter as to revenue, non-GAAP net income, non-GAAP diluted earnings per share, after-tax amortization of intangibles, currency impact, costs associated with the Japan multi-employer pension plan withdrawal, the frequency and occurrence of dividend declarations, and the anticipated benefits of the non-GAAP financial measures, are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to: our ability to successfully integrate our recent acquisitions; diversion of management as a result of our recent and pending acquisitions; loss of vendors and suppliers as a result of our recent acquisitions; general economic conditions and any weakness in IT and consumer electronics spending; the loss or consolidation of one or more of our significant OEM suppliers or customers; market acceptance and product life of the products we assemble and distribute; competitive conditions in our industry and their impact on our margins; pricing, margin and other terms with our OEM suppliers; our ability to gain market share; variations in supplier-sponsored programs; changes in our costs and operating expenses; changes in foreign currency exchange rates; changes in tax laws; risks associated with our international operations; uncertainties and variability in demand by our reseller and integration customers; supply shortages or delays; any termination or reduction in our floor plan financing arrangements; credit exposure to our reseller customers and negative trends in their businesses; any future incidents of theft; risks associated with our anti-dilution share repurchase program; and other risks and uncertainties detailed in our Form 10-K for the fiscal year ended November 30, 2014 and subsequent SEC filings. Statements included in this press release are based upon information known to SYNNEX Corporation as of the date of this release, and SYNNEX Corporation assumes no obligation to update information contained in this press release.

Copyright 2015 SYNNEX Corporation. All rights reserved. SYNNEX, the SYNNEX Logo, CONCENTRIX, and all other SYNNEX company, product and services names and slogans are trademarks or registered trademarks of SYNNEX Corporation. SYNNEX, the SYNNEX Logo, and CONCENTRIX Reg. U.S. Pat. & Tm. Off. Other names and marks are the property of their respective owners.

SNX-F

SYNNEX Corporation
Consolidated Balance Sheets
(currency in thousands)
(unaudited)

	May 31, 2015	November 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$215,505	$180,143
Restricted cash	27,517	34,269
Short-term investments	5,587	7,128
Accounts receivable, net	1,692,087	2,091,511
Receivable from related parties	108	332
Inventories	1,246,498	1,398,463
Current deferred tax assets	33,563	34,310
Other current assets	88,150	153,833
Total current assets	3,309,015	3,899,989
Property and equipment, net	222,504	200,803
Goodwill	312,878	314,213
Intangible assets, net	196,396	229,684
Deferred tax assets	12,251	10,790
Other assets	61,876	57,563
Total assets	$4,114,920	$4,713,042

LIABILITIES AND EQUITY
Current liabilities:
Borrowings under securitization, term loans and lines of credit	$81,121	$716,257
Accounts payable	1,231,085	1,585,606
Payable to related parties	4,145	5,129
Accrued liabilities	336,253	391,608
Income taxes payable	7,519	23,129
Total current liabilities	1,660,123	2,721,729
Long-term borrowings	654,607	264,246
Long-term liabilities	60,001	60,215
Deferred tax liabilities	11,801	12,867
Total liabilities	2,386,532	3,059,057
SYNNEX Corporation stockholders’ equity:
Preferred stock	—	—
Common stock	40	40
Additional paid-in capital	398,351	384,625
Treasury stock	(36,904)	(32,723)
Accumulated other comprehensive loss	(30,144)	(6,628)
Retained earnings	1,396,608	1,308,244
Total SYNNEX Corporation stockholders’ equity	1,727,951	1,653,558
Noncontrolling interest	437	427
Total equity	1,728,388	1,653,985
Total liabilities and equity	$4,114,920	$4,713,042

SYNNEX Corporation
Financial Highlights
(currency and share amounts in thousands, except for per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
Revenue	$3,253,785	$3,453,535	$6,456,243	$6,480,519
Cost of revenue	(2,953,726)	(3,174,521)	(5,867,966)	(5,994,859)
Gross profit	300,059	279,014	588,277	485,660
Selling, general and administrative expenses	(210,698)	(210,931)	(419,969)	(355,627)
Income before non-operating items, income taxes and noncontrolling interest	89,361	68,083	168,308	130,033
Interest expense and finance charges, net	(5,815)	(6,160)	(12,256)	(10,658)
Other income (expense), net	(1,584)	(197)	(1,517)	2,771
Income before income taxes and noncontrolling interest	81,962	61,726	154,535	122,146
Provision for income taxes	(30,052)	(22,147)	(56,323)	(44,109)
Net income	51,910	39,579	98,212	78,037
Net income attributable to noncontrolling interest	(36)	(28)	(15)	(69)
Net income attributable to SYNNEX Corporation	$51,874	$39,551	$98,197	$77,968
Earnings per share attributable to SYNNEX Corporation:
Basic	$1.31	$1.01	$2.49	$2.01
Diluted	$1.30	$1.00	$2.47	$2.00
Weighted-average common shares outstanding:
Basic	39,054	38,663	39,011	38,165
Diluted	39,343	39,011	39,323	38,544
Cash dividends declared per share	$0.13	$—	$0.25	$—

SYNNEX Corporation
Segment Information
(currency in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
Revenue:
Technology Solutions	$2,915,557	$3,162,998	$5,779,845	$6,065,905
Concentrix	341,805	293,482	683,567	420,447
Inter-segment elimination	(3,577)	(2,945)	(7,169)	(5,833)
Consolidated	$3,253,785	$3,453,535	$6,456,243	$6,480,519

Income (loss) before non-operating items, income taxes and noncontrolling interest:
Technology Solutions	$80,230	$70,134	$151,480	$133,665
Concentrix	9,012	(2,169)	16,590	(3,948)
Inter-segment elimination	119	118	238	316
Consolidated	$89,361	$68,083	$168,308	$130,033

Reconciliation of GAAP to Non-GAAP financial measures
(currency and share amounts in thousands, except for per share amounts)

	Three Months Ended		Six Months Ended
	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
Operating income and Operating margin
Consolidated
Revenue	$3,253,785	$3,453,535	$6,456,243	$6,480,519

GAAP income before non-operating items, income taxes and noncontrolling interest	$89,361	$68,083	$168,308	$130,033
IBM CRM acquisition and other integration expenses	2,039	15,741	6,032	24,649
Amortization of intangibles	13,462	15,166	28,055	20,863
Non-GAAP operating income	$104,862	$98,990	$202,395	$175,545

GAAP operating margin	2.75%	1.97%	2.61%	2.01%
Non-GAAP operating margin	3.22%	2.87%	3.13%	2.71%

Technology Solutions
Revenue	$2,915,557	$3,162,998	$5,779,845	$6,065,905

GAAP income before non-operating items, income taxes and noncontrolling interest	$80,230	$70,134	$151,480	$133,665
Amortization of intangibles	658	910	1,327	1,896
Non-GAAP operating income	$80,888	$71,044	$152,807	$135,561

GAAP operating margin	2.75%	2.22%	2.62%	2.20%
Non-GAAP operating margin	2.77%	2.25%	2.64%	2.23%

Concentrix
Revenue	$341,805	$293,482	$683,567	$420,447

GAAP income (loss) before non-operating items, income taxes and noncontrolling interest	$9,012	$(2,169)	$16,590	$(3,948)
IBM CRM acquisition and other integration expenses	2,039	15,741	6,032	24,649
Amortization of intangibles	12,804	14,256	26,728	18,967
Non-GAAP operating income	$23,855	$27,828	$49,350	$39,668

GAAP operating margin	2.64%	(0.74)%	2.43%	(0.94)%
Non-GAAP operating margin	6.98%	9.48%	7.22%	9.43%

Reconciliation of GAAP to Non-GAAP financial measures
(currency and share amounts in thousands, except for per share amounts)

	Three Months Ended		Six Months Ended
	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
Net income
Net income attributable to SYNNEX Corporation	$51,874	$39,551	$98,197	$77,968
IBM CRM acquisition and other integration expenses, net of taxes(1)	$1,286	$10,179	$3,834	$15,849
Amortization of intangibles, net of taxes(1)	$8,520	$9,725	$17,830	$13,352
Non-GAAP net income attributable to SYNNEX Corporation	$61,680	$59,455	$119,861	$107,169

Diluted earnings per common share ("EPS")(2)
Net income attributable to SYNNEX Corporation	$51,874	$39,551	$98,197	$77,968
Less: net income allocated to participating securities	630	547	1,220	1,068
Net income attributable to SYNNEX Corporation common stockholders	51,244	39,004	96,977	76,900
IBM CRM acquisition and other integration expenses attributable to SYNNEX Corporation common stockholders, net of taxes(1)	1,272	10,044	3,789	15,641
Amortization of intangibles attributable to SYNNEX Corporation common stockholders, net of taxes(1)	8,418	9,596	17,614	13,177
Non-GAAP net income attributable to SYNNEX Corporation common stockholders	$60,934	$58,644	$118,380	$105,718

Weighted-average number of common shares - diluted:	39,343	39,011	39,323	38,544

Diluted EPS(2)	$1.30	$1.00	$2.47	$2.00
IBM CRM acquisition and other integration expenses	0.03	0.26	0.10	0.41
Amortization of intangibles	0.21	0.25	0.45	0.34
Non-GAAP Diluted EPS(3)	$1.55	$1.50	$3.01	$2.74

(1) The tax effect of the non-GAAP adjustments was calculated using the applicable effective tax rate during the periods.

(2) Diluted EPS for all periods presented is calculated using the two-class method. Unvested restricted stock awards granted to employees and non-employee directors are considered participating securities.  For purposes of calculating Diluted EPS, Net income allocated to participating securities were approximately 1.2% of the Net income attributable to SYNNEX Corporation for both the three and six months ended May 31, 2015, and approximately 1.4% for both the three and six months ended May 31, 2014.

(3) The sum of the components of Non-GAAP Diluted EPS may not agree to totals, as presented, due to rounding.